UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2004

GOLDEN GRAIN ENERGY, L.L.C.

(Exact name of small business issuer as specified in its charter)

Iowa	333-101441	02-0575361
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14542 240TH STREET, MASON CITY, IOWA 50401

(Address of principal executive offices)

(641) 423-8525

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchage Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 20, 2004 the registrant's board of directors appointed Sandra M. Batt as chief financial officer and terminated the position of treasurer, previously held by Jim Boeding.  The duties and responsibilities of the treasurer's office have been assigned to the chief financial officer.

Prior to her appointment as the registrant's chief financial officer, Ms. Batt was a student at Briar Cliff University in Sioux City, Iowa.  She graduated in July 2004 with a B.A. in accounting.  From 1998 to 2003, Ms. Batt was employed as finance director at Sbemco International, Inc.  She is a certified public accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN GRAIN ENERGY, LLC

Date:	September 24, 2004	/s/ Walter Wendland
Walter Wendland, President